                                                        Exhibit 99.9
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------------
CASE NAME: American International Travel, Inc.        ACCRUAL BASIS
----------------------------------------------------

----------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------------

----------------------------------------------------
JUDGE: Barbara J. Houser
----------------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: APRIL 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED
STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I
HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT
(ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE
ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY
KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                                                            Chief Financial Officer
-------------------------------------------------------                      -------------------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                            TITLE

Drew Keith                                                                                        5/21/01
-------------------------------------------------------                      -------------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                                  DATE

PREPARER:

/s/ Jessica L. Wilson                                                                    Chief Accounting Officer
-------------------------------------------------------                      -------------------------------------------------
ORIGINAL SIGNATURE OF PREPARER                                                                     TITLE

Jessica L. Wilson                                                                                 5/21/01
-------------------------------------------------------                      -------------------------------------------------
PRINTED NAME OF PREPARER                                                                           DATE
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -----------------------------------------------
  CASE NAME: American International Travel, Inc.           ACCRUAL BASIS-1
  -----------------------------------------------

  -----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  -----------------------------------------------

  -----------------------------------------------
  COMPARATIVE BALANCE SHEET
  -------------------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE                MONTH                MONTH               MONTH
                                                                    -------------------------------------------------------------
  ASSETS                                            AMOUNT               April 2001
  -------------------------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                           $ 64,520                    $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                                                         $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                                  $ 64,520                    $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)                                               $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                                               $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                                                        $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                                                        $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                                              ($439,819)                  $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS                        $ 64,520             ($439,819)                  $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT                                             $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  11.     LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                                                $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT &
          EQUIPMENT                                   $      0                    $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                                                       $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                                              $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)                                                     $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                                $ 64,520             ($439,819)                  $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  -------------------------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                                        $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                                           $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  19.     NOTES PAYABLE                                                           $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                                       $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                                            $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                                     $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION
          LIABILITIES                                                             $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  -------------------------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                                                            $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                               $ 16,503                    $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                              $513,635              ($84,891)                  $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                                                     $0                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES               $530,138              ($84,891)                  $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                           $530,138              ($84,891)                  $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  EQUITY
  -------------------------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY                                       ($359,163)                  $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                                    $4,235                   $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
  -------------------------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                                $      0             ($354,928)                  $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES &
          OWNERS' EQUITY                              $530,138             ($439,819)                  $0                  $0
  -------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

    ----------------------------------------------
    CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-2
    ----------------------------------------------

    ----------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
    ----------------------------------------------

    ----------------------------------------------
    INCOME STATEMENT
    ------------------------------------------------------------------------------------------------------------------------------
                                                     MONTH                 MONTH            MONTH                 QUARTER
                                                 --------------------------------------------------------
    REVENUES                                      April 2001                                                       TOTAL
    ------------------------------------------------------------------------------------------------------------------------------
    1.     GROSS REVENUES                                $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    2.     LESS: RETURNS & DISCOUNTS                     $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    3.     NET REVENUE                                   $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    ------------------------------------------------------------------------------------------------------------------------------
    4.     MATERIAL                                      $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    5.     DIRECT LABOR                                  $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    6.     DIRECT OVERHEAD                               $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    7.     TOTAL COST OF GOODS SOLD                      $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    8.     GROSS PROFIT                                  $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    ------------------------------------------------------------------------------------------------------------------------------
    9.     OFFICER / INSIDER COMPENSATION                $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    10.    SELLING & MARKETING                           $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    11.    GENERAL & ADMINISTRATIVE                      $0                    $0               $30                   $30
    ------------------------------------------------------------------------------------------------------------------------------
    12.    RENT & LEASE                                  $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    13.    OTHER (ATTACH LIST)                           $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    14.    TOTAL OPERATING EXPENSES                      $0                    $0               $ 0                   $30
    ------------------------------------------------------------------------------------------------------------------------------
    15.    INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                              $0                    $0               $ 0                  ($30)
    ------------------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    ------------------------------------------------------------------------------------------------------------------------------
    16.    NON-OPERATING INCOME (ATT. LIST)              $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    17.    NON-OPERATING EXPENSE (ATT. LIST)             $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    18.    INTEREST EXPENSE                              $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    19.    DEPRECIATION / DEPLETION                      $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    20.    AMORTIZATION                                  $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    21.    OTHER (ATTACH LIST)                           $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    22.    NET OTHER INCOME & EXPENSES                   $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    ------------------------------------------------------------------------------------------------------------------------------
    23.    PROFESSIONAL FEES                             $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    24.    U.S. TRUSTEE FEES                             $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                           $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    26.    TOTAL REORGANIZATION EXPENSES                 $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    27.    INCOME TAX                                    $0                    $0               $ 0                   $ 0
    ------------------------------------------------------------------------------------------------------------------------------
    28.    NET PROFIT (LOSS)                             $0                    $0               $ 0                  ($30)
    ------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 -------------------------------------------------
 CASE NAME: American International Travel, Inc.       ACCRUAL BASIS-3
 -------------------------------------------------

 -------------------------------------------------
 CASE NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
 -------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------------------
 CASH  RECEIPTS  AND                                      MONTH               MONTH              MONTH          QUARTER
                                                   ------------------------------------------------------------
 DISBURSEMENTS                                          April 2001                                               TOTAL
 -----------------------------------------------------------------------------------------------------------------------
 1.     CASH - BEGINNING OF MONTH                               $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 RECEIPTS FROM OPERATIONS
 -----------------------------------------------------------------------------------------------------------------------
 2.     CASH SALES                                              $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 COLLECTION OF ACCOUNTS RECEIVABLE
 -----------------------------------------------------------------------------------------------------------------------
 3.     PREPETITION                                             $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 4.     POSTPETITION                                            $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 5.     TOTAL OPERATING RECEIPTS                                $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 NON - OPERATING RECEIPTS
 -----------------------------------------------------------------------------------------------------------------------
 6.     LOANS & ADVANCES (ATTACH LIST)                          $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 7.     SALE OF ASSETS                                          $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 8.     OTHER (ATTACH LIST)                                     $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 9.     TOTAL NON-OPERATING RECEIPTS                            $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 10.    TOTAL RECEIPTS                                          $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 11.    TOTAL CASH AVAILABLE                                    $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 OPERATING DISBURSEMENTS
 -----------------------------------------------------------------------------------------------------------------------
 12.    NET PAYROLL                                             $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 13.    PAYROLL TAXES PAID                                      $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 14.    SALES, USE & OTHER TAXES PAID                           $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 15.    SECURED / RENTAL / LEASES                               $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 16.    UTILITIES                                               $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 17.    INSURANCE                                               $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 18.    INVENTORY PURCHASES                                     $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 19.    VEHICLE EXPENSES                                        $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 20.    TRAVEL                                                  $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 21.    ENTERTAINMENT                                           $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 22.    REPAIRS & MAINTENANCE                                   $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 23.    SUPPLIES                                                $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 24.    ADVERTISING                                             $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 25.    OTHER (ATTACH LIST)                                     $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 26.    TOTAL OPERATING DISBURSEMENTS                           $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 -----------------------------------------------------------------------------------------------------------------------
 27.    PROFESSIONAL FEES                                       $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 28.    U.S. TRUSTEE FEES                                       $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 29.    OTHER (ATTACH LIST)                                     $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 30.    TOTAL REORGANIZATION EXPENSES                           $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 31.    TOTAL DISBURSEMENTS                                     $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 32.    NET CASH FLOW                                           $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------
 33.    CASH - END OF MONTH                                     $0                $0                 $0              $0
 -----------------------------------------------------------------------------------------------------------------------

 ==============================================================================================================================

 ------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ------------------------------------------------
  CASE NAME: American International Travel, Inc.       ACCRUAL BASIS-4
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  ------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE              MONTH              MONTH                 MONTH
                                                                       ---------------------------------------------------------
  ACCOUNTS RECEIVABLE AGING                            AMOUNT             April 2001
  ------------------------------------------------------------------------------------------------------------------------------
  1.      0-30                                                $0                    $0                 $0                    $0
  ------------------------------------------------------------------------------------------------------------------------------
  2.      31-60                                               $0                    $0                 $0                    $0
  ------------------------------------------------------------------------------------------------------------------------------
  3.      61-90                                               $0                    $0                 $0                    $0
  ------------------------------------------------------------------------------------------------------------------------------
  4.      91+                                                 $0                    $0                 $0                    $0
  ------------------------------------------------------------------------------------------------------------------------------
  5.      TOTAL ACCOUNTS RECEIVABLE                           $0                    $0                 $0                    $0
  ------------------------------------------------------------------------------------------------------------------------------
  6.      AMOUNT CONSIDERED UNCOLLECTIBLE                     $0                    $0                 $0                    $0
  ------------------------------------------------------------------------------------------------------------------------------
  7.      ACCOUNTS RECEIVABLE (NET)                           $0                    $0                 $0                    $0
  ------------------------------------------------------------------------------------------------------------------------------


  ---------------------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                                      MONTH:         April 2001
                                                                                           -----------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
                                          0-30               31-60              61-90              91+
  TAXES  PAYABLE                          DAYS               DAYS               DAYS              DAYS                TOTAL
  ----------------------------------------------------------------------------------------------------------------------------
  1.      FEDERAL                              $0                 $0                 $0                $0                  $0
  ----------------------------------------------------------------------------------------------------------------------------
  2.      STATE                                $0                 $0                 $0                $0                  $0
  ----------------------------------------------------------------------------------------------------------------------------
  3.      LOCAL                                $0                 $0                 $0                $0                  $0
  ----------------------------------------------------------------------------------------------------------------------------
  4.      OTHER (ATTACH LIST)                  $0                 $0                 $0                $0                  $0
  ----------------------------------------------------------------------------------------------------------------------------
  5.      TOTAL TAXES PAYABLE                  $0                 $0                 $0                $0                  $0
  ----------------------------------------------------------------------------------------------------------------------------
  6.      ACCOUNTS PAYABLE                     $0                 $0                 $0                $0                  $0
  ----------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------

  STATUS OF POSTPETITION TAXES                                                       Month:        April 2001
                                                                                             -----------------------------------
  ------------------------------------------------------------------------------------------------------------------------------
                                            BEGINNING                 AMOUNT                                          ENDING
                                              TAX                  WITHHELD AND/              AMOUNT                    TAX
  FEDERAL                                   LIABILITY*              0R ACCRUED                 PAID                  LIABILITY
  ------------------------------------------------------------------------------------------------------------------------------
  1.      WITHHOLDING**                              $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  2.      FICA-EMPLOYEE**                            $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  3.      FICA-EMPLOYER**                            $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  4.      UNEMPLOYMENT                               $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  5.      INCOME                                     $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  6.      OTHER (ATTACH LIST)                        $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  7.      TOTAL FEDERAL TAXES                        $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  ------------------------------------------------------------------------------------------------------------------------------
  8.      WITHHOLDING                                $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  9.      SALES                                      $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  10.     EXCISE                                     $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  11.     UNEMPLOYMENT                               $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  12.     REAL PROPERTY                              $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  13.     PERSONAL PROPERTY                          $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  14.     OTHER (ATTACH LIST)                        $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  15.     TOTAL STATE & LOCAL                        $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------
  16.     TOTAL TAXES                                $0                      $0                      $0                      $0
  ------------------------------------------------------------------------------------------------------------------------------


  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
  ------------------------------------------------
  CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-5
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  ------------------------------------------------

  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH: April 2001
                                                                   ---------------------------------------
  --------------------------------------------
  BANK RECONCILIATIONS
                                                  Account #1     Account #2     Account #3
  --------------------------------------------------------------------------------------------------------
  A.        BANK:                                 N/A
  ---------------------------------------------------------------------------------------------
  B.        ACCOUNT NUMBER:                                                                       TOTAL
  ---------------------------------------------------------------------------------------------
  C.        PURPOSE (TYPE):
  --------------------------------------------------------------------------------------------------------
  1.      BALANCE PER BANK STATEMENT                      $0
  --------------------------------------------------------------------------------------------------------
  2.      ADD: TOTAL DEPOSITS NOT CREDITED                $0
  --------------------------------------------------------------------------------------------------------
  3.      SUBTRACT: OUTSTANDING CHECKS                    $0
  --------------------------------------------------------------------------------------------------------
  4.      OTHER RECONCILING ITEMS                         $0
  --------------------------------------------------------------------------------------------------------
  5.      MONTH END BALANCE PER BOOKS                     $0             $0             $0             $0
  --------------------------------------------------------------------------------------------------------
  6.      NUMBER OF LAST CHECK WRITTEN
  --------------------------------------------------------------------------------------------------------
  --------------------------------------------
  INVESTMENT ACCOUNTS
  --------------------------------------------------------------------------------------------------------
                                                   DATE OF        TYPE OF       PURCHASE         CURRENT
  BANK, ACCOUNT NAME & NUMBER                     PURCHASE       INSTRUMENT       PRICE           VALUE
  --------------------------------------------------------------------------------------------------------
  7.      N/A
  --------------------------------------------------------------------------------------------------------
  8.      N/A
  --------------------------------------------------------------------------------------------------------
  9.      N/A
  --------------------------------------------------------------------------------------------------------
  10.     N/A
  --------------------------------------------------------------------------------------------------------
  11.     TOTAL INVESTMENTS                                                             $0             $0
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------
  CASH
  --------------------------------------------------------------------------------------------------------
  12.     CURRENCY ON HAND                                                                             $0
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
  13.     TOTAL CASH - END OF MONTH                                                                    $0
  --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
  ------------------------------------------------
  CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-6
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
  ------------------------------------------------

                                                               MONTH: April 2001
                                                               -----------------

 -------------------------------------------------
 PAYMENTS TO INSIDERS AND PROFESSIONALS
 -------------------------------------------------

 OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

 -----------------------------------------------------------
                                INSIDERS
 -----------------------------------------------------------
                         TYPE OF      AMOUNT    TOTAL PAID
          NAME           PAYMENT       PAID       TO DATE
 -----------------------------------------------------------
 1.   N/A
 -----------------------------------------------------------
 2.   N/A
 -----------------------------------------------------------
 3.   N/A
 -----------------------------------------------------------
 4.   N/A
 -----------------------------------------------------------
 5.   N/A
 -----------------------------------------------------------
 6.   TOTAL PAYMENTS
      TO INSIDERS                         $0           $0
 -----------------------------------------------------------


 -----------------------------------------------------------------------------------------
                                         PROFESSIONALS
 -----------------------------------------------------------------------------------------
                            DATE OF COURT                                         TOTAL
                         ORDER AUTHORIZING     AMOUNT     AMOUNT   TOTAL PAID    INCURRED
          NAME                PAYMENT         APPROVED     PAID      TO DATE    & UNPAID *
 -----------------------------------------------------------------------------------------
 1.   N/A
 -----------------------------------------------------------------------------------------
 2.   N/A
 -----------------------------------------------------------------------------------------
 3.   N/A
 -----------------------------------------------------------------------------------------
 4.   N/A
 -----------------------------------------------------------------------------------------
 5.   N/A
 -----------------------------------------------------------------------------------------
 6.   TOTAL PAYMENTS
      TO PROFESSIONALS                              $0        $0           $0          $0
 -----------------------------------------------------------------------------------------

 *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

 -----------------------------------------------------------------------------
 POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
 -----------------------------------------------------------------------------

 ----------------------------------------------------------------------
                              SCHEDULED      AMOUNTS
                               MONTHLY        PAID             TOTAL
                               PAYMENTS      DURING           UNPAID
          NAME OF CREDITOR       DUE         MONTH        POSTPETITION
 -----------------------------------------------------------------------
 1.   N/A
 -----------------------------------------------------------------------
 2.   N/A
 -----------------------------------------------------------------------
 3.   N/A
 -----------------------------------------------------------------------
 4.   N/A
 -----------------------------------------------------------------------
 5.   N/A
 -----------------------------------------------------------------------
 6.   TOTAL                          $0        $0              $0
 -----------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Monthly Operating Report

     ---------------------------------------------------------------------------
     CASE NAME: American International Travel, Inc.                                         ACCRUAL BASIS-7
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     CASE NUMBER: 400-42149-BJH-11                                                                  02/13/95, RWD, 2/96
     ---------------------------------------------------------------------------

                                                                                              MONTH: April 2001
                                                                                             ----------------------------------
     -------------------------------------------------
     QUESTIONNAIRE

     --------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES          NO
     --------------------------------------------------------------------------------------------------------------------------
     1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                     X
     --------------------------------------------------------------------------------------------------------------------------
     2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                               X
     --------------------------------------------------------------------------------------------------------------------------
     3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
            LOANS) DUE FROM RELATED PARTIES?                                                                         X
     --------------------------------------------------------------------------------------------------------------------------
     4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
            THIS REPORTING PERIOD?                                                                                   X
     --------------------------------------------------------------------------------------------------------------------------
     5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
            DEBTOR FROM ANY PARTY?                                                                                   X
     --------------------------------------------------------------------------------------------------------------------------
     6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                             X
     --------------------------------------------------------------------------------------------------------------------------
     7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
            PAST DUE?                                                                                                X
     --------------------------------------------------------------------------------------------------------------------------
     8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                         X
     --------------------------------------------------------------------------------------------------------------------------
     9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                               X
     --------------------------------------------------------------------------------------------------------------------------
     10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
            DELINQUENT?                                                                                              X
     --------------------------------------------------------------------------------------------------------------------------
     11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                                                        X
     --------------------------------------------------------------------------------------------------------------------------
     12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                          X
     --------------------------------------------------------------------------------------------------------------------------


     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
     EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------
     INSURANCE

     --------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES          NO
     --------------------------------------------------------------------------------------------------------------------------
     1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                                                    X
     --------------------------------------------------------------------------------------------------------------------------
     2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                      X
     --------------------------------------------------------------------------------------------------------------------------
     3.     PLEASE ITEMIZE POLICIES BELOW.
     --------------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
     HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
     AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
     --------------------------------------------------------------------------------------------------------------------------
                 TYPE OF                                                                               PAYMENT AMOUNT
                  POLICY                           CARRIER                    PERIOD COVERED            & FREQUENCY
     --------------------------------------------------------------------------------------------------------------------------
            Please see Case # 00-42141-BJH-11
     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

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

    ----------------------------------------------------------------------------
    CASE NAME: American International Travel, Inc.                                      FOOTNOTES SUPPLEMENT
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                                                           ACCRUAL BASIS
    ----------------------------------------------------------------------------

                                                                      MONTH:                 April 2001
                                                                                -------------------------------------



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    ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------

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              6                                All Professional fees related to the Reorganization of the
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                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
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              7                                All insurance plans related to the Company are carried
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                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -----------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    -----------------------------------------------------------------------------------------------------------------

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             General                           This operation closed in May of 2000. Costs incurred to date
    -----------------------------------------------------------------------------------------------------------------
                                                 consist of costs associated with shut down
    -----------------------------------------------------------------------------------------------------------------
                                                  procedures as well as wrapping up final billings.
    -----------------------------------------------------------------------------------------------------------------

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              3                      28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    -----------------------------------------------------------------------------------------------------------------

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

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                   March 2001


8.    OTHER (ATTACH LIST)                                (439,819)Reported
                                             --------------------
           Intercompany Settlements                           602
           A/R KH International                          (246,860)
           CDI Inter-divisional Balancing                (196,142)
           CDI - Debit/Credit Transfer                      2,581
                                             --------------------
                                                         (439,819)Detail
                                             --------------------
                                                                - Difference